Exhibit I

The most recent semi-annual or annual reports of the following investment companies are made a part hereof and incorporated herein with respect to the most recent annual report for Old Mutual Financial Network Separate Account VA.

Fund	Investment Company Act #

AllianceBernstein	811-05398

VPS International Growth B

VPS International Value B

American Century Investments	811-05188
Variable Portfolio Income and Growth Fund-Class II
Variable Portfolio International Fund-Class II
Variable Portfolio Mid Cap Value Fund-Class II
Variable Portfolio Value Fund-Class II

Franklin Templeton	811-05583
Franklin Global Communications Securities Fund-Class 2
Franklin U.S. Government Fund-Class 2
Templeton Developing Markets Securities Fund-Class 2
Templeton Global Income Securities Fund-Class 2
Franklin Mutual Discovery Securities Fund-Class 2
Franklin Mutual Shares Securities Fund-Class 2
Templeton Global Asset Allocation Fund-Class 2

Legg Mason	811-21128
Variable Fundamental Value II
Variable Small Cap Growth II
Variable Aggressive Growth II

Legg Mason	811-06310
Variable Strategic Bond II

Neuberger Berman	811-04255
AMT Lehman Brothers Short Duration Bond I

AMT Partners I

AMT Regency S

AMT Guardian S

AMT Mid-Cap Growth S

PIMCO	811-08399
VIT High Yield, Advisor Class
VIT Long-Term U.S. Government Bond, Administrative Class
VIT Commodity RealReturn Strategy, Advisor Class
VIT Global Bond, Advisor Class
VIT Money Market, Administrative Class
VIT Real Return, Advisor Class
VIT Total Return, Advisor Class

Pioneer	811-08786
VCT II Cullen Value Fund
VCT II Equity Income Fund
VCT II Pioneer Fund
VCT II High Yield Fund
VCT II Small Cap Value Fund
VCT II Strategic Income Fund

Royce	811-03599
Micro-Cap, Service Class

Rydex	811-08821
VT CLS AdvisorOne Amerigo
VT Essential Portfolio Conservative
VT Essential Portfolio Moderate
VT Essential Portfolio Aggressive
VT Absolute Return Strategies Fund
VT Commodities Strategy Fund
VT Government Long Bond 1.2x Strategy Fund
VT Hedged Equity Fund
VT Inverse Government Long Bond Strategy Fund
VT Inverse S&P 500 Strategy Fund
NASDAQ-100 Fund
Sector Rotation Fund
U.S. Government Money Market Fund

T. Rowe Price	811-07143
Blue Chip Growth II
Equity Income II
Health Sciences II

Third Avenue	811-09395
Value Fund

Van Kampen LIT	811-4424
Growth and Income Portfolio II

Van Kampen UIF	811-7607
Core Plus Fixed Income Portfolio II
Emerging Markets Debt Portfolio II
Mid Cap Growth Portfolio II
U.S. Mid Cap Value II